UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2011

Spectrum Control, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8031 Avonia Road; Fairview, Pennsylvania	16415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (814) 474-2207

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Spectrum Control, Inc. (the “Company”) was held on April 4, 2011, at the Bel-Aire Clarion Hotel and Conference Center, 2800 West Eighth Street, Erie, Pennsylvania at 9:00 A.M. All proposals as described in the Company’s Proxy Statement dated March 4, 2011, were approved. Below are details in the matters voted upon at the meeting.

Proposal 1 – Election of Directors

Elections were held for two directors (each to hold office for a term of three years). The final results of the votes are as follows:

Name	Votes For	Votes Withheld
George J. Behringer	10,636,695	227,001
John P. Freeman	9,882,015	981,681

The terms of the following five directors extend beyond the time of the meeting: J. Thomas Gruenwald; Gerald A. Ryan; Charles S. Mahan, Jr.; Richard A. Southworth; and James F. Toohey.

Proposal 2 – Appointment of Independent Registered Public Accounting Firm

Upon recommendation of the Company’s Audit Committee, the Board of Directors resolved to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2011, subject only to ratification by the shareholders. The final results of the votes are as follows:

Votes For	11,834,788
Votes Against	509,301
Votes Abstain	4,774

Proposal 3 – Amendment to the Company’s 1996 Non-Employee Directors’ Stock Option Plan

The 1996 Non-Employee Directors’ Stock Option Plan ( the “Plan” ) was amended by the Company’s Board of Directors in April 2010, subject to approval by the Company’s stockholders. The only change to the Plan is a decrease in the number of stock options (from 12,000 to 6,000) granted annually under the Plan to each non-employee Director. The final results of the votes are as follows:

Votes For	10,067,681
Votes Against	578,097
Votes Abstain	217,918

Proposal 4 – Advisory Vote on Executive Compensation

In accordance with recent legislation, the Company provided shareholders with an advisory (non-binding) vote on compensation programs for the Company’s named executive officers ( sometimes referred to as “say on pay” ). Accordingly, shareholders were asked to vote on the following resolution: “Resolved, that the shareholders approve; on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related disclosure in the Proxy Statement”. The final results of the votes are as follows:

Votes For	10,542,068
Votes Against	102,586
Votes Abstain	219,042

Proposal 5 – The Frequency of the Above Advisory Vote on Executive Compensation

In addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, the Company also provided shareholders with an advisory vote on whether the advisory vote on executive compensation should be held every one, two or three years. The final results of the votes are as follows:

Every Three Years	4,362,544
Every Two Years	47,920
Every One Year	6,235,989
Votes Abstain	217,243

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date: April 5, 2011	By:	/s/ John P. Freeman
(Signature)
Senior Vice President and Chief Financial Officer